UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2006

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8000 Bent Branch Drive
Irving, Texas  75063
P.O. Box 619566
DFW, Texas  75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 11, 2006, Michaels Stores, Inc. (the “Company”) issued a press release announcing that it intends to offer certain debt securities in a transaction exempt from the registration requirements of the Securities Act of 1933.  The Company is filing this press release in accordance with Rule 135c under the Securities Act of 1933.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The debt securities to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release issued by Michaels Stores, Inc., dated October 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

	By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
President and Chief Financial Officer

Date: October 11, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Michaels Stores, Inc., dated October 11, 2006.